Exhibit 99.2



            CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350
                        as adopted pursuant to
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                      Chief Financial Officer

The undersigned, as the chief financial officer of Todd Shipyards Corporation (the "Company") does hereby certify for purposes of 18 U.S.C. Section 1350 that (i) the Company's Quarterly Report on Form 10-K for the Company's fiscal quarter ending September 29, 2002 (the "Report"), as filed with the Securities and Exchange Commission on October 29, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.



By:
    Scott H. Wiscomb
    Chief Financial Officer



October 29, 2002